THIS DOCUMENT CONSISTS OF 3 PAGES.


                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  __________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                             TAG-IT PACIFIC, INC.
            (Exact name of registrant as specified in its charter)


                   DELAWARE                          95-4654481
     (State of incorporation or organization)       (IRS Employer
                                                  Identification No.)


  3820 SOUTH HILL STREET, LOS ANGELES, CALIFORNIA          90037
      (Address of principal executive offices)            (Zip Code)


       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

     TITLE OF EACH CLASS                      NAME OF EACH EXCHANGE ON WHICH
     TO BE SO REGISTERED                      EACH CLASS IS TO BE REGISTERED
     -------------------                      ------------------------------

Common Stock, par value $.001 per share          American Stock Exchange


       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                                     None


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Item 1.   DESCRIPTION OF SECURITIES TO BE REGISTERED.
          ------------------------------------------

          Reference is made to the discussion set forth under the caption "Description of Capital Stock" contained in the Prospectus included in Amendment No. 1 to Registration Statement on Form SB-2 of Tag-It Pacific, Inc. ("Registrant") under the Securities Act of 1933, as amended. Such discussion is incorporated herein by reference to Registrant's Amendment No. 1 to Registration Statement on Form SB-2 (File No. 333-38397) and set forth as Exhibit 3.3 hereto.

Item 2.   EXHIBITS.
          --------

     1.1 Registrant's Registration Statement on Form SB-2, as amended, File No. 333-38397, which is incorporated herein by this reference.

     3.1 Certificate of Incorporation of Registrant - incorporated by reference to Exhibit 3.1 of Registrant's Registration Statement on Form SB-2, File No. 333-38397.

     3.2 Bylaws of Registrant - incorporated by reference to Exhibit 3.2 to Registrant's Registration Statement on Form SB-2, File No. 333-38397.

     3.3 Pages 47 through 49 from Registrant's Amendment No. 1 to Registration Statement on Form SB-2, File No. 333-38397, containing the discussion set forth under the caption "Description of Capital Stock," which is incorporated herein by this reference.

     4.1  Specimen Common Stock Certificate - incorporated by reference to
          Exhibit 4.1 of Registrant's Amendment No. 1 to Registration Statement on Form SB-2, File No. 333-38397.


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                                   SIGNATURE



     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                   TAG-IT PACIFIC, INC.



Date:     December 2, 1997        By:    \s\ Francis Shinsato
                                        ---------------------------------
                                        Francis Shinsato
                                   Its: Chief Financial Officer


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